IBIS PLAZA, LLC
                                 LEASE AGREEMENT

                                TABLE OF CONTENTS

Lease Introduction.............................................................1
Definitions - Specific.........................................................1
Definitions - General..........................................................3
Leasing and Payment of Base Rental.............................................5
Additional Rental..............................................................5
Security.......................................................................6
Occupancy......................................................................6
Relocation of Tenant...........................................................6
Use of Premises................................................................7
Parking........................................................................7
Alterations, Mechanics' Lien...................................................8
Compliance with Law............................................................8
Repair.........................................................................8
Rules and Regulations..........................................................9
Restrictions on Use............................................................9
Indemnity and Exculpation; Insurance...........................................9
Utilities.....................................................................11
Personal Property Taxes.......................................................10
Surrender of Premises.........................................................11
Surrender of Lease............................................................11
Entry by Owner................................................................11
Estoppel Certificates.........................................................11
Abandonment of Premises; Trade Fixtures.......................................12
Removal of Trade Fixtures of Tenant at End of Term............................12
Holding Over..................................................................12
Grace Period..................................................................12
Events of Default.............................................................13
Landlord's Remedies Upon Default..............................................13
Attorneys' Fees on Default....................................................15
Assignment or Subletting......................................................15
Transfer by Landlord; Release From Liability..................................16
Damage to or Destruction of Premises..........................................16
Eminent Domain................................................................16
Subordination to Mortgages and Deeds of Trust.................................17
Waiver........................................................................17
Miscellaneous.................................................................17
Signatures....................................................................20

                                      LEASE

      This lease ("Lease") is made and entered into by and between IBIS PLAZA, LLC, a New Jersey limited liability company, having an office at 3505-9 Quakerbridge Road, Hamilton, New Jersey 08619 ("Landlord"), and LASER ENERGETICS, INC., a New Jersey corporation, whose address is _________________________ ("Tenant").

                                 I. DEFINITIONS

      A. Specific Definitions. As used throughout this Lease, the following terms have the following meanings:

      1 Landlord: IBIS PLAZA, LLC, a New Jersey limited liability company

      2 Tenant: LASER ENERGETICS, INC., a New Jersey corporation

      3 Premises: IBIS PLAZA consists of two (2) buildings, IBIS PLAZA NORTH, 3535 Quaker Bridge Road (Block 1521, Lot 114, formerly known as Block 1358, Lot
47), consisting of approximately 50,000 square feet and IBIS PLAZA SOUTH, 3525 Quaker Bridge Road (Block 1521, Lot 113, formerly known as Block 1358, Lot 46), consisting of approximately 68,000 square feet, both of which share common parking, ingress, egress and landscaping. The Premises are a portion of the building commonly known as IBIS PLAZA NORTH (hereinafter the "Building") located on the land known as Block 1521, Lots 113 and 114, Hamilton Township, Mercer County, New Jersey (hereinafter the "Land"), more particularly described as Suite 700 on Exhibit "A" attached hereto consisting of 5,000 Rentable Square Feet

      4 Land: The real property on which the buildings are situated, commonly known and designated as Block 1521, Lots 113 and 114 on the current tax and assessment map of Hamilton Township, Mercer County, New Jersey.

      5 Purpose: Office and general administrative use.

      6     a.    Landlord's Address for Notices and All Payments:
                  IBIS Plaza, LLC
                  c/o Geo. Geiger & Associates
                  163 Nassau Street
                  Princeton, New Jersey 08540

            b.    Tenant's Address for Notices:

      7 Term: Three (3) years, commencing on May 1, 2005, and ending on April 30, 2008. In the event this Lease is extended beyond this latter date, "Term" means the end of any such extension period, unless the context indicates otherwise.

      8 Base Rental: The "Base Rental" is $75,000, per annum, for the first year of the Term in monthly installments of $6,250, $77,500 per annum for the second year of the Term in monthly installments of $6,458.33, and $80,000 per annum for the third year of the Term in monthly installments of $6,666.67. Notwithstanding the foregoing, Base Rental payments shall not commence until the earlier of July 15, 2005 and the date Tenant first occupies the Premises for the conduct of its business.

      9 Tenant's Pro Rata Share of Increase in Direct Expenses and Direct Tax
Expenses: The percentage obtained by dividing the Premises Area by the Building Area (52,000 square feet of IBIS PLAZA NORTH) which percentage is 9.6% multiplied by the particular expense item in question for IBIS PLAZA NORTH, and 120,000 square feet which percentage is 4.1% of IBIS PLAZA NORTH and SOUTH combined.

      10 Additional Rental: Any Rent payable hereunder by Tenant in addition to Base Rental, including that portion by which Tenant's pro rata share of the Direct Expenses and Direct Tax Expenses, as these terms are hereinafter defined, exceed the Base Operating Expenses and Direct Tax Expenses of the buildings for each year of the Term and any renewal thereof.

      11 Security Deposit: $6,458.34

      12 Base Year: 2004

      13 Adjustment Dates: The first (1st) day of January of each year of the Term of this Lease, commencing with the next succeeding January 1st after the commencement of the Term.

      14 Direct Expenses:

                  a. All direct costs of operation and maintenance of the Land and Buildings, including, but not limited to, the following costs: water and sewer charges (other than individually metered utilities), premiums for property, rent, liability and other insurance, as determined to be necessary by Landlord, utilities (other than individually metered utilities), snow removal, landscaping, parking lot maintenance, parking lot lighting, labor, any costs incurred in the management of the buildings including management fees and professional accounting fees associated in the preparation of statements for the buildings' Direct Expenses and Direct Tax Expenses, utilities (electric, gas and water) for common areas, waste removal, supplies, materials, equipment, tools, maintenance, costs, and upkeep of all common areas, all determined in accordance with Generally Accepted Accounting Principles.

                  b. All costs, amortized over such period as Landlord shall reasonably determine, together with interest on such costs at the maximum legal rate (the "Interest Rate") on the unamortized balance, of any capital improvement made to the Land or the Building by Landlord after the Base Year which capital improvement acts in any manner to reduce any Direct Expenses, but not more than the amount of any such actual reduction. "Direct Expenses" shall not include depreciation on the Building of which the Premises are part or on equipment in such Building, loan payments, or real estate broker's commissions.

      15 Direct Tax Expenses:

                  a. All real property taxes and annual installments of real estate improvement assessments on the Building and Land; personal property taxes on the personal property Landlord used in the operation of the Building and Land; taxes upon the gross or net rental income of Landlord derived from the Building and Land, excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, and the costs of contesting by appropriate proceeding the amount or validity of any of such taxes.

                  b. The parties recognize that, during the Term of this Lease or any extension of it, the present real property tax may be wholly or partly replaced or supplemented by another form of tax. In such an event, there shall be included within the definition of Direct Tax Expenses any such tax, levy, or assessment (other than federal, state, or city and county net income taxes or estate, gift or other similar taxes) that, now or in the future, and whether or not now customary or within the contemplation of the parties, may be charged to Landlord and is (i) levied upon, allocable to, or measured by the rental payable under this Lease, (ii) levied upon the business of owning and operating rental properties to the extent such tax is applicable to the Premises leased, (iii) levied upon or with respect to the possession, leasing, operation, management, or occupancy by Tenant of the Premises or any portion of it, or (iv) levied upon or measured by the value of Tenant's personal property or leasehold improvements.

      16 Estimate: The projection by Landlord of the amount of Direct Expenses and Direct Tax Expenses for the stated calendar year and the amount of increase, if any, over the estimate for the preceding calendar year. The Estimate may be modified by Landlord from time to time.

      17 Broker(s): Fennelly Associates, Inc.

      B. General Definitions. As used throughout this Lease, the following words have the meanings set out after such words, unless the context in which they appear clearly indicates otherwise.

      1 Alteration. Any addition or change to, or modification of, the Premises made by Tenant, including, without limitation, the installation of fixtures, Tenant's trade fixtures, and Tenant's improvements as defined in this Lease.

      2 Authorized Representative. Any officer, agent, employee, or independent contractor retained or employed by either party, acting within the authority given him or her by that party.

      3 Damage. Death, injury, deterioration, or loss to a person or injury, deterioration, or loss to property.

      4 Damages. Monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to the person, property, or rights of such person through another's act or omission.

      5 Destruction. Any damage, as defined in this lease, to or disfigurement of the Premises.

      6 Encumbrance. Any deed of trust, mortgage, or other written security device or agreement affecting the Premises, and the note or other obligation secured by it.

      7 Expiration. The coming to an end of the time specified in the Lease as its duration, including any extension of the Term, if applicable.

      8 Good condition. The good physical condition of the Premises and each portion of the Premises, including, without limitation, signs, windows, appurtenances, and Tenant's personal property as defined in this Lease. "In good condition" means in the condition for buildings of the Building's class, neat, broom clean, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.

      9 Hold harmless. To defend and indemnify from all liability, losses, penalties, damages as defined in this Lease, costs, expenses, including, without limitation, attorneys' fees, causes of action, claims, or judgments arising out of or related to any damage, as defined in this Lease, to any person or property.

      10 Law. Any judicial decision, constitution, statute, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the Premises, or both, in effect either at the time of execution of the Lease or at any time during the Term, including, without limitation, any regulation or order of a quasi-official entity or body such as Board of Fire Examiners or public utilities.

      11 Lender. Beneficiary, mortgagee, secured party, or other holder of an encumbrance, as defined in this Lease.

      12 Lien. Charge imposed on the Premises by someone other than Landlord. Most of the liens referred to in this Lease are mechanics' liens.

      13 Maintenance. Repairs, replacement, repainting and cleaning.

      14 Person. One or more human beings or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

      15 Provision. Any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the lease that defines or otherwise controls, establishes, or limits the performance required or permitted by either party.

      16 Rent. Base Rental, Additional Rental, Prepaid Rent, security deposit, and other similar charges payable by Tenant to Landlord.

      17 Restoration. Reconstruction, rebuilding, rehabilitation, and repairs that are necessary to return destroyed portions of the Premises and other property to substantially the same physical condition as they were in immediately before the destruction.

      18 Successor. Any assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

      19 Tenant's improvements. Any addition to or modification of the Premises made by Tenant before, at, or after commencement of the Term, including, without limitation, fixtures, but not including Tenant's trade fixtures, as defined in this Lease.

      20 Tenant's personal property. Tenant's equipment, furniture, merchandise, and movable property placed in the Premises by Tenant, including Tenant's trade fixtures, as defined in this Lease.

      21 Tenant's trade fixtures. Any property installed in or on the Premises by Tenant for purposes of trade, manufacture, ornament, or related use.

      22 Termination. The ending of the Term for any reason before expiration, as defined in this Lease.

                     II. LEASING AND PAYMENT OF BASE RENTAL

      A. Landlord leases to Tenant and Tenant rents from Landlord the Premises for the Term and for the Rent as defined in Article I. Tenant agrees to pay to Landlord each installment of Base Rental, in advance on the first (1st) day of each calendar month of the Term with the Rent for the first (1st) month of the Term to be paid upon the execution of this Lease. If the Term commences or expires on a day other than the first/last day of a calendar month, the Rent shall be prorated on a per diem basis of an assumed thirty (30) day month.

      B. The Rent shall be paid by Tenant to Landlord, without deduction or offset, in lawful money of the United States of America to IBIS Plaza, LLC, c/o Geo. Geiger & Associates, 163 Nassau Street, Princeton, New Jersey 08540, or at such other place as Landlord may from time to time designate in writing.

      C. No security or guaranty which may now or subsequently be furnished Landlord for the payment of the Rent or for performance by Tenant of the other covenants or conditions of this Lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the Premises, or to any action which Landlord may at any time commence for a breach of any of the covenants or conditions of this Lease.

      D. If any installment of Base Rental or Additional Rent is not paid within three (3) days after its due date, Tenant shall owe a late charge of five percent (5%) of the overdue amount, due on the next Base Rental payment date. The imposition of a late charge shall be without prejudice to any other remedy Landlord may have for nonpayment of Rent.

                             III. ADDITIONAL RENTAL

      Tenant shall pay to Landlord as Additional Rent its pro rata share of increase in Direct Expenses and Direct Tax Expense over such expenses incurred for the Base Year. Such payments shall be made in monthly installments on the first day of each month, based upon Landlord's Estimate. Landlord shall endeavor to give to Tenant on or before the Adjustment Date a final statement of any increase in Additional Rental payable by Tenant under this Lease, but failure by Landlord to give such a statement by such a date shall not constitute a waiver by Landlord of its right to require an increase in Additional Rental. If Tenant's Additional Rental payable under this Lease as shown on the Adjustment Date statement is greater or less than the total amounts actually billed to and paid by Tenant pursuant to the Estimate during the year covered by such statement, a payment shall be made by Landlord or Tenant, whichever the case may be, within thirty (30) days.

      Even though the Term has expired or terminated, and Tenant has vacated the Premises when the final determination is made of Tenant's pro rata share of increase in Direct Expenses and Direct Tax Expense for the year in which this Lease expires or terminates, Tenant shall immediately pay any increase due over the estimate, and, conversely, any overpayment made in the event such Expenses decrease shall be immediately refunded by Landlord to Tenant.

                                  IV. SECURITY

      Tenant shall pay to Landlord upon the execution of this Lease the Security Deposit required in Article IA(11). Landlord shall not be required to segregate the Security Deposit from its other funds and no interest shall accrue or be payable with respect to it.

                                  V. OCCUPANCY

      A. The Premises are leased to Tenant in Their present "AS IS" condition.

      B. In the event that the Premises are not made available for Tenant's occupancy at the time of the commencement of the Term fixed by this Lease, this Lease shall not be affected thereby, but in such event no rent shall be due hereunder until Landlord shall have made the Premises available or Tenant shall have in fact occupied the Premises. Subject to the approval of its construction plans by Landlord as provided in this Lease, Tenant may occupy the Premises at any time after the execution and delivery of this Lease by both parties for the purpose of performing its fit-up of the Premises, subject to all of the terms of this Lease, except for the payment of rent.

      C. Landlord agrees to give to Tenant an allowance of up to $2,500 to cover the cost of installation of a double emergency door at the rear of the Premises, as per code. Such allowance shall be payable within thirty (30) days after Landlord's receipt of the certificate of occupancy for the Premises and a paid receipt from Tenant's contractor.

                           VI. [Intentionally Omitted]

                            VII. RELOCATION OF TENANT

      Notwithstanding anything herein to the contrary, Landlord does hereby in all cases retain the right and power to relocate Tenant within the Building or in Ibis Plaza North in space which is comparable to the Premises and suited to the Tenant's use, such right and power to be exercised reasonably and such relocation to be made at Landlord's sole cost and expense. Landlord shall not be liable or responsible for any claims, damages, or liabilities in connection with or occasioned by such relocation. Landlord's reasonable exercise of such right and power shall include, but shall in no way be limited to, a relocation to consolidate the rentable area occupied in order to provide Landlord services more efficiently, or a relocation to provide contiguous vacant space to a prospective tenant.

                              VIII. USE OF PREMISES

      The leased Premises, or any part thereof, shall not be used by anyone except the Tenant, its invitees, customers and employees and shall be used or permitted to be used for no use other than the Use described in Article IA(5) above.

      Tenant acknowledges and agrees with Landlord that the Premises should be maintained and preserved consistent with a prestigious and first class office Building and that its special character arising from its location should be specifically protected and preserved. Tenant therefore represents that it is not leasing the Premises, and it will not use such Premises , for any purpose other than that provided in this Lease. Tenant further agrees that Landlord reasonably may refuse to consent to the assignment of this Lease or the subletting of the Premises for any of the following prohibited uses: an educational facility of any type including correspondence schools, employment agencies, model agencies, spas, health, physical fitness or exercise salons, small loan offices, real estate brokers, residential land development offices, dentist or other professions or businesses that by their nature tend to generate excess customer traffic or any other use which Landlord in good faith determines will or is likely to demean the character of the Building or its environment, and such refusal shall not be considered unreasonable.

      Moreover, Tenant specifically agrees that Landlord's leasing of any portion of the Building of which the Premises are a part for any of the foregoing prohibited uses shall not constitute or be deemed to constitute a waiver of Landlord's right to prohibit Tenant from assigning or subletting the leased Premises or any part thereof for any such prohibited use.

      Tenant will not, without the prior written consent of Landlord, permit the preparation, dispensing or serving of any beverages and/or foods within the leased Premises, except that this shall not prohibit the consumption of hot and cold beverages or the consumption of sandwiches.

      Tenant shall not use the Premises so as to subject the Premises to the provisions of the Industrial Site Recovery Act, N.J.S.A. 13:1k-6 et seq. ("ISRA") nor shall Tenant permit any hazardous substances or hazardous waste as defined in ISRA, the Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. sec. 6901 et seq.), the Comprehensive Environmental Response Compensation and Liability Act (422 U.S.C. sec. 9601 et seq.) or any other State or Federal environmental law or regulation to be brought to the Premises or the property of Landlord on which the Premises are located (collectively, "Environmental Laws").

      Tenant shall at all times indemnify, protect, defend (with counsel selected by Landlord) and hold harmless Landlord and Landlord's employees, officers, directors, shareholders, affiliates, partners, agents, professionals and consultants (collectively, the "Indemnitees") against and from any and all claims, suits, liabilities, actions, debts, damages, costs, losses, obligations, judgments, charges and expenses, including sums paid in settlement of claims, of any nature whatsoever suffered or incurred by any of the Indemnitees whether based on Tenant's operation of the Premises, Tenant's negligence, Tenant's willful misconduct or on other acts or omissions of Tenant, with respect to:

            A. The actual or suspected discharge by Tenant (or by any of Tenant's agents, servants, employees, invitees, guests, subtenants (if any) licensees, or contractors) of Hazardous Substances, as defined by Environmental Laws, or the threat of a discharge by Tenant (or by any of Tenant's agents, servants, employees, invitees, guests, subtenants (if any) licensees, or contractors) of any Hazardous Substances in, upon, under or affecting the Land or the Building.

            B. The cost of removal or remedial action incurred, any response cost incurred by any person or damages from injury to, destruction of, or loss of natural resources, including reasonable cost of assessing such injury, destruction or loss, incurred pursuant to Environmental Laws;

            C. Liability for personal injury or property damage, including, without limitation, damages assessed with the maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity; and/or

            D. Any other environmental matter affecting the Land or the Building; to the extent any of the above matters affecting the Land or the Building arise by the act or wrongful omission of Tenant, or any of Tenant's agents, servants, employees, invitees, guests, subtenants (if any) licensees, or contractors). Tenant's obligations under this Article shall arise upon the discovery of, or the threat or suspected presence of, any Hazardous Substance, whether or not any other federal agency or state or local or environmental agency or political subdivision or any court, administrative panel or tribunal has taken or contemplates taking action in connection with the presence of any Hazardous Substances.

      Tenant shall not, directly or indirectly, make any use of the Premises which may be prohibited by any Environmental Laws, which may be dangerous to person or property, or which may constitute or create a nuisance, or which may fail or comply with or violate the provisions or conditions of any permit held by Landlord to Tenant with respect to the Land or the Building including, without limitation, any such permit governing the use, contamination, pollution or conservation of air, water or land or the protection of the environment or of the use, storage, treatment or disposal of toxic or hazardous substances ("Environmental Permits"), or which may jeopardize the continuation or renewal of any such Environmental Permit, or which may be deemed extra-hazardous in any respect, or which may jeopardize any insurance coverage or require additional insurance coverage for Landlord.

                                   IX. PARKING

      Landlord assigns to Tenant a number of 17 parking spaces. The spaces that the Tenant is entitled to shall be located in Landlord's outside parking lot, (the "Outside Parking Area"). These spaces will not be specifically designated for the exclusive use of the Tenant, however, but rather shall be available to all tenants of the Building. The use of parking spaces assigned to Tenant shall be subject to such rules and regulations as may be established by Landlord, including all signs and notices posted by Landlord in the Outside Parking Area, or roadways leading thereto. Landlord reserves the right to designate all spaces in the Outside Parking Area as reserved for the tenants of IBIS PLAZA NORTH and SOUTH. Tenant agrees to comply with any law, regulation or ordinance regarding "car pooling" of employees.

                           X. [Intentionally Omitted]

                        XI. ALTERATIONS, MECHANICS' LIENS

      Tenant shall not make, directly or indirectly, any alterations without first obtaining the written consent of Landlord. Any alteration shall become at once a part of the realty and belong to Landlord subject, however, to Landlord's right to require removal and restoration as provided in Article XIX of this Lease. Tenant shall keep the Land and the Building free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. Tenant agrees that if Tenant shall make any alterations of the Premises, Tenant will not take such action until five (5) days after receipt by Tenant of the written consent of Landlord required by this paragraph. Consent for such alterations shall not be unreasonably withheld by Landlord, provided that such alteration does not affect the structure, exterior or operating systems of the Building. The consent by Landlord to an alteration shall in no event constitute a consent by Landlord to the imposition of any lien on the Land or the Building. Tenant's preliminary plans for the fit-up of the Premises have been approved by Landlord and are attached hereto as Exhibit B. Tenant's construction plans shall be subject to Landlord's approval and shall be substantially in accordance with the preliminary plans. Tenant shall be obligated to secure all building permits and certificates of occupancy for its work in the Premises and shall not occupy the Premised for the conduct of its business until a certificate of occupancy has been issued. If Tenant has not completed its fit-up of the Premises in accordance with the preliminary and construction plans and received a certificate of occupancy for the Premises by December 31, 2005, the Base Rental for the entire Term shall be retroactively increased to $87,500 per annum, payable in monthly installments of $7,291.67. The retroactive increase in Base Rental for the period from the commencement of the Term until December 31, 2005 shall be payable in full by Tenant to Landlord on or before February 1, 2006.

                            XII. COMPLIANCE WITH LAW

      Tenant shall, at its sole cost and expense, comply with all laws pertaining to Tenant's use of the Premises, and shall faithfully observe all laws in the use of the Premises. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action or proceeding against Tenant, whether Landlord be a party to it or not, that Tenant has violated any law in the use of the Premises shall be conclusive of that fact as between Landlord and Tenant. Without limiting the generality of the foregoing, the duties of Tenant under this provision shall include the making of all such alterations of the Premises as may be required by law by reason of the particular manner or mode of use of the Premises by Tenant, or occasioned by reason of the failure of Tenant to maintain or repair the Premises as required under this Lease.

                                  XIII. REPAIR

      By taking possession of the Premises leased under this Lease, Tenant accepts the Premises as being in good sanitary order, condition, and repair. Tenant's acceptance without written exception also constitutes a confirmation by the Tenant that all Landlords' work has been done in conformance with the Work Letter without defect. Tenant, at Tenant's sole cost and expense, shall keep the Premises and every part of it in good condition and repair, damage to it by fire, earthquake, act of God or the elements excepted. Tenant waives all rights to make repairs at the expense of Landlord as provided in any law, statute, or ordinance now or subsequently in effect. Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. No representations respecting the conditions of the Premises or the Building have been made by Landlord to Tenant except as specifically stated in this Lease.

                           XIV. RULES AND REGULATIONS

      Tenant shall faithfully observe and comply with the rules and regulations promulgated by the Landlord and all reasonable modifications of and additions to it from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of such rules and regulations.

                             XV. RESTRICTIONS ON USE

      No use shall be made or permitted to be made of the Premises, nor acts done, that will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering such Building, or any part of it, nor shall Tenant sell, or permit to be kept, used, or sold, in or about the Premises any article that may be prohibited by the standard form of fire insurance policies. Tenant shall, at Tenant's sole cost and expense, comply with any and all reasonable requirements, pertaining to the Premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering such Building and appurtenances.

      Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any immoral, unlawful, or objectionable purposes. No loudspeakers or other similar device, system, or apparatus, which can be heard outside the Premises, shall, without the prior written approval of Landlord, be used in or at the Premises. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, public or private, or other act or thing of any kind that may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the Building.

                   XVI. INDEMNITY AND EXCULPATIONS; INSURANCE

      A. Exculpation and Indemnity of Landlord. Landlord shall not be liable to Tenant for any damage to Tenant or Tenant's property unless caused by the Landlord's intentional act, and Tenant waives all claims against Landlord for damage to person or property from any cause. Tenant shall hold Landlord harmless from all damages arising directly or indirectly out of any damage or injury to any person or property occurring in, on, or about the Premises and the Buildings, unless attributable to the Landlord's intentional act.

      B. Public Liability and Property Damage Insurance. Tenant at its cost shall maintain public liability insurance with liability limits of not less than two million dollars and 00/100 cents ($2,000,000.00) per occurrence insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the premises.

      All public liability insurance shall insure performance by Tenant of the indemnity provisions of this section. Landlord, its agents and mortgagee, if any, shall be named as additional insureds; the policy shall be primary insurance as far as Landlord is concerned.

      Tenant shall also carry property damage insurance in an amount equal to the full replacement cost of its personal property, trade fixtures and alterations made to the Premises by Tenant.

      C. Increase in Amount of Public Liability and Property Damage Insurance. Not more frequently than every three (3) years, if, in the reasonable opinion of Landlord or its lender, the amount of public liability insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as reasonably required by Landlord.

      D. Waiver of Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage or injury to the Premises and the Building and other improvements in which the Premises are located, and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises and the Building and other improvements in which the Premises are located that are caused by or result from risks insured against under any fire and extended coverage insurance policies carried by the parties and in force at the time of any such damage. Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against Landlord in connection with any damage covered by any policy.

      E. Other Insurance Matters. All the insurance required under this Lease shall:

      1 Be issued by insurance companies authorized to do business in the State of New Jersey, with a rating of at least an A-XV status as rated in the most recent edition of Best's Insurance Reports.

      2 Be issued as a primary policy.

      3 Contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties and Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

      4 Be renewed not less than twenty (20) days before expiration of the term of the policy.

      Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with Landlord at the commencement of the Term and on each renewal of the policy.

                                 XVII. UTILITIES

      Landlord and Tenant hereby agree that all utilities (gas, electric, water and sewer) supplied to the Premises are separately metered where feasible and Tenant shall pay the cost of same. In the event a utility is not separately metered, the Tenant agrees to pay the Landlord for all utilities (gas, electric, water and sewer) it consumes equivalent to its proportionate share (as set forth in Paragraph I.A.9. above) for IBIS PLAZA NORTH. This charge shall be paid by the Tenant on a quarterly basis as Additional Rent and will not be considered part of the Direct Expenses. Landlord is obligated under this Lease to provide all water, sewer, electric and HVAC systems and equipment as required for general office purposes. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts, or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of business or injury to property, however occurring, through or in connection with, or incidental to, failure to furnish any of the foregoing. Wherever heat-generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the building air-conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the premises and its cost, including the cost of installation and the cost of operation and maintenance, shall be paid by Tenant to Landlord forthwith upon demand. Tenant shall pay for all services and utilities not furnished by Landlord.

                         XVIII. PERSONAL PROPERTY TAXES

      All property taxes assessed by any governmental body upon Tenant's personal property and Tenant's improvements shall be paid by Tenant and, should these taxes be applied in any manner to the real property taxes, Tenant, upon demand, will pay such personal property taxes to Landlord, who in turn will pay them to the proper tax collector.

                           XIX. SURRENDER OF PREMISES

      Tenant agrees that prior to the expiration of the Term of the Lease, or upon the earlier termination of the Lease, or upon Tenant's unlawful abandonment of the Premises, whichever occurs first, Tenant will leave the Premises in the same condition as when received, reasonable wear and tear, loss by fire or other casualty, and acts of God excepted, and if Tenant made any alteration or improvement of the Premises, with or without Landlord's consent as required by the terms of this Lease, Tenant will in all cases restore the Premises substantially to their original condition as of the inception of the term of the Lease, wear and tear, loss by fire or other casualty, and acts of God excepted, unless Landlord has expressly set forth in writing that a particular alteration or improvement shall not be removed.

                             XX. SURRENDER OF LEASE

      The voluntary or other surrender of this Lease by Tenant, accepted by Landlord, or the mutual cancellation of this Lease, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of any or all of such subleases or subtenancies.

                               XXI. ENTRY BY OWNER

      Tenant shall permit Landlord and its authorized representatives to enter the Premises at all reasonable times for purposes of inspection, maintenance, or making repairs or additions to, or alterations of, any other portion of the buildings, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or for the purpose of posting notices of non-liability for alterations or repairs, without any liability to Tenant for any loss of occupation or quiet enjoyment of the Premises occasioned by such acts, and Tenant shall permit Landlord, at any time within six (6) months prior to the expiration of this Lease, to list and show such Premises during normal business hours or otherwise and advertise same for rental within the Building or otherwise at sole option of Landlord.

                           XXII. ESTOPPEL CERTIFICATES

      Tenant shall at any time and from time to time, upon not less than ten
(10) days prior written request by Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect, or if there has been any modification of this Lease that it is in full force and effect as modified and stating the modification or modifications, and that there are no defaults existing, or if there is any claimed default, stating its nature and extent, and stating the dates to which the rent and other charges have been paid in advance. It is expressly understood and agreed that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the estate of Landlord, or any lender or prospective assignee of any lender on the security of the Premises or the property of which it is a part, or any part of it, and by any third person.

                 XXIII. ABANDONMENT OF PREMISES; TRADE FIXTURES

      Tenant shall not vacate or abandon the Premises at any time during the Term. If Tenant abandons, vacates, or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, and, at the option of Landlord, such property may either be removed and stored in any public warehouse or elsewhere at the cost of and for the account of Tenant.

            XXIV. REMOVAL OF TRADE FIXTURES OF TENANT AT END OF TERM

      If Tenant shall fully and faithfully perform all of Tenant's obligations under this Lease, then Tenant may, and upon the request of Landlord shall, remove all trade fixtures installed in the Premises by Tenant at the expiration or termination of the Term of this Lease, or any renewal of this Lease, provided that Tenant shall repair any damage to the Premises caused by such removal.

                          XXV. [Intentionally Omitted]

                               XXVI. HOLDING OVER

      Any holding over after the expiration of the Term of this Lease without the consent of Landlord shall be construed to be a tenancy at sufferance at a Rent equal to TWICE (2 times) the Rent payable as if this Lease were still in force and effect. In addition to liability for such increased Rent, Tenant shall also indemnify Landlord from any claim or liability, arising out of Tenant's failure to vacate the Premises.

                               XXVII. GRACE PERIOD

      A. Except as provided below, no default or breach of any of the covenants and conditions shall exist on the part of Landlord or Tenant until the party claiming default or breach shall serve upon the other a written notice, as provided in this Lease, specifying with particularity the alleged default or breach, and the other party shall fail to perform or observe such a covenant or condition, as the case may be, within thirty (30) days after the serving of such notice on it ("Grace Period").

      B. The Grace Period for Rent payments shall be three (3) days without any notice requirement. The Grace Period shall not apply to breaches of Tenant that affect the compliance with laws, restrictions on use, alterations, insurance, Estoppel Certificate, insolvency, subletting and other "time sensitive" breaches in which case time shall be of the essence.

      C. If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive laws, or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be extended for a period equivalent to the period of such delay, provided, however, that nothing in this section shall excuse Tenant from the prompt payment of any Rent or other charge required of Tenant, except as may be expressly provided elsewhere in this Lease.

                            XXVIII. EVENTS OF DEFAULT

      Each of the following events shall constitute an Event of Default of Tenant hereunder:

      A. If the Base Rental or any part thereof or the Additional Rent or any part thereof due hereunder shall be unpaid when due.

      B. If the Leased Premises shall be vacated, deserted, or abandoned during the term hereof for a period for three (3) consecutive months.

      C. If Tenant, contrary to the provisions of this Lease, shall sell, assign or mortgage this Lease, or let or underlet the Leased Premises or any part thereof, or use or permit the same to be used for any purpose other than herein permitted.

      D. If Tenant shall make an agreement of composition or an assignment for the benefit of creditors, or if a receiver is applied for or appointed for Tenant, or if there be filed a petition in bankruptcy or insolvency or for an arrangement or reorganization by or against Tenant, or consented to by Tenant, or if Tenant is adjudicated a bankrupt or is adjudged to be insolvent, or if Tenant is advertised to be sold out by any sale under process of law, or if the assets or property of Tenant in the Leased Premises shall be attached or levied upon, or if this Lease or the estate of Tenant shall pass to another by virtue of court proceedings, writ of execution or operation of law.

      E. If Tenant fails to comply with any other provision of this Lease which imposes an obligation upon the Tenant, or if Tenant otherwise violates any provision or condition of this Lease.

                     XXIX. LANDLORD'S REMEDIES UPON DEFAULT

      A. Following the occurrence of any Event of Default, the Landlord may exercise any one or more of the following remedies, in addition to all other remedies provided in this Lease and by law or in equity:

            1. Landlord may perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which (except in an emergency) Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Interest Rate from the date of such expenditure, shall be deemed additional rent and shall be payable by Tenant to Landlord upon demand;

            2. Upon expiration of any Grace Period, Landlord may terminate this Lease by delivering notice to Tenant, whereupon this Lease and the term and estate hereby granted shall expire and terminate and all rights of the Tenant under this Lease shall expire and terminate, but the Tenant shall remain liable for damages as hereinafter set forth. Notwithstanding the foregoing, the Landlord may institute dispossess proceedings for non-payment of rent, or other proceedings to enforce the payment of rent without giving the notice of termination.

            3. Whether before or after a termination as provided in (2), above, Landlord, without further notice and with no liability to Tenant, may repossess the Premises, by summary proceedings, ejectment or otherwise, and may remove Tenant and all other persons and all property from the Premises.

            4. Landlord may exercise any and all other legal and/or equitable rights or remedies which it may have.

      B. In the event of termination or repossession following an Event of Default, Tenant shall pay to Landlord all Base Rental and Additional Rent (including, but not limited to, the reasonable attorneys' fees incurred by Landlord in the enforcement of its rights with respect to such Default) due through the earlier of the date of termination or repossession. Further Tenant, with respect to that period of time beginning on the day after the date of such termination or repossession and continuing through the end of what would have been the Term in the absence of termination and whether or not the Premises or any part have been re-let, is liable to Landlord for, and shall pay to Landlord, as liquidated and agreed "Current Damages" (and not as a penalty) for the Event of Default:

            1. the Base Rental and Additional Rent payable by Tenant or which would be payable if this Lease had not terminated, plus all Landlord's expenses in connection with any re-letting, including, without limitation, repossession costs, brokerage commissions, alteration costs, expenses of preparation for such re-letting, and reasonable attorneys' fees; less

            2. the net proceeds, if any, of any re-letting on account of Tenant pursuant to this Article. If the Premises have been re-let with additional premises and/or have been re-let for a term which extends beyond the end of what would have been the Term for the same in the absence of termination, the net proceeds, if any, of re-letting shall be prorated.

            Tenant shall pay Current Damages to Landlord monthly on the days on which the Base Rental and Additional Rent would have been payable if the Lease were not terminated, and Landlord is entitled to recover the same from Tenant each month.

      C. After termination, as described above, whether or not Landlord has collected Current Damages, Tenant shall pay to Landlord, on demand, as liquidated and agreed "Final Damages" (and not as a penalty) for the Event of Default and in lieu of all Current Damages beyond the date of demand, an amount equal to the present cash value on the date of demand of the Base Rental and Additional Rent which would have been payable from the date of demand for what would have been the unexpired Term with respect to each portion of the Premises if it had not been terminated, minus the present cash value of the fair rental value of the Premises for the unexpired Term, plus the Base Rental and Additional Rent due through the earlier of the date of termination or repossession, and the Current Damages up to the date of demand, which remain unpaid.

      If any statute or rule of law governing a proceeding in which Final Damages are to be proved validly limits the Final Damages to an amount less than that provided for herein, Landlord is entitled to the maximum amount allowable under the statute or rule of law. The discount rate of interest shall be six percent (6%) per annum.

                         XXX. ATTORNEYS' FEES ON DEFAULT

      If Landlord shall obtain legal counsel to bring an action against the Tenant for eviction or removal by reason of the breach of any covenant, warranty, or condition of this Lease, or otherwise arising out of this Lease, Tenant, if unsuccessful shall pay to the Landlord as the "prevailing party" reasonable attorneys' fees.

                         XXXI. ASSIGNMENT OR SUBLETTING

      A. Tenant shall not assign this Lease or any interest in it, and shall not sublet the Premises or any part of it or any right or privilege appurtenant to this Agreement or permit any other person, the agents and servants of Tenant excepted, to occupy or use the Premises or any portion of it without first receiving the written consent of Landlord. Landlord agrees not to unreasonably withhold such consent but may, in lieu of granting such consent, terminate this Lease. A consent to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any other or further assignment, subletting, or occupation, nor a waiver of the provisions of this section, except as to the specific instance covered by it. Any such assignment, subletting, or occupation without consent shall be void and shall at the option of Landlord terminate this Lease. This Lease and any interest in it shall not be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

      B. Any transfer of shares or other ownership interests by Tenant by reason of which the present shareholders or other equity holders own less than fifty-one percent (51%) of the outstanding equity of Tenant or a surviving entity shall constitute an assignment of this Lease subject to the provisions limiting assignment.

      C. Except as otherwise expressly provided in this Lease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease by reason of any assignment or sublease.

      D. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

      E. In no event shall Tenant assign this Lease or sublet the Premises, or any portion of it, to any then-existing Tenant of the Buildings on the Land.

      F. Tenant agrees to reimburse Landlord for all expenses and time, including attorneys' fees, incurred by Landlord in connection with any requested and permitted assignment or subleasing. This sum shall be in addition to the attorneys' fees and costs allowed under this Lease.

      G. In consideration of Landlord's consent to an assignment or sublease, Tenant agrees to pay to Landlord as and when received by Tenant, one hundred percent (100%) of any rent or consideration received by Tenant from any such assignee or subtenant which exceeds the amount of Base Rental payable hereunder by Tenant to Landlord.

               XXXII. TRANSFER BY LANDLORD; RELEASE FROM LIABILITY

      In the event Landlord shall sell or transfer the Land or any part of it, and as a part of such transaction shall assign its interest as Landlord in and to this Lease, then from the effective date of such a sale, assignment, or transfer Landlord shall have no further liability under this Lease to Tenant except as to any matters of liability that have accrued and are unsatisfied and of which the Landlord has been given written notice as of such a date, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall be binding upon Landlord and its successors and assigns only during their respective periods of ownership of the Land and any undisclosed claims or causes of action of the Tenant are waived and released.

                  XXXIII. DAMAGE TO OR DESTRUCTION OF PREMISES

      In the event of a partial destruction of the Premises from any cause covered by Landlord's standard fire and extended coverage insurance, Landlord shall immediately repair such destruction, provided the cost of repair does not exceed the insurance proceeds and such repairs can be made within ninety (90) days, but such partial destruction shall in no way annul or void this Lease, and Tenant shall not be entitled to a proportionate reduction of rent while such repairs are being made. If such partial destruction was caused by any risk not covered by Landlord's insurance, or if the cost of repair exceeds the insurance proceeds payable, Landlord may, at its option, make such repairs, provided the repairs can be made within ninety (90) days, and the Lease shall remain in full force and effect. If the Landlord does not elect to make repairs it is not obligated to make, or if such repairs cannot be made within ninety (90) days, or if such repairs cannot be made under law, this Lease may be terminated at the option of either party. In the event the Building is destroyed to the extent of not less than thirty-three and one-third percent (33 1/3%) of the replacement cost of it, Landlord may elect to terminate this Lease, whether the Premises are injured or not and without liability to Tenant. A total destruction of the Premises, or of the Building, shall terminate this Lease. In no event shall Landlord be obligated to repair or replace any property which Tenant is obligated to insure under Article XVI(B). In the event of any dispute between Landlord and Tenant relative to the provisions of this section, they shall submit their dispute to arbitration in accordance with the rules of the American Arbitration Association. The arbitration shall take place in the State of New Jersey. New Jersey law shall apply. A written decision is to be required and requested from the Arbitrator by both parties. The arbitration shall be final and binding upon both Landlord and Tenant. If the American Arbitration Association and/or the Arbitrator refuses to provide the parties with a written opinion then this clause requiring Arbitration shall be void and of no force and effect. The cost of such arbitration shall be borne equally between Landlord and Tenant.

                              XXXIV. EMINENT DOMAIN

      If all or any part of the Premises shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, either party to this Agreement shall have the right, at its option, to terminate this Lease upon notice given within ninety (90) days after the date of such taking or appropriation. In such event, Landlord shall be entitled to, and Tenant upon demand of Landlord shall assign to Landlord, any rights of Tenant to any and all income, rent, award, or any interest which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

               XXXV. SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST

      This Lease shall be subject and subordinate at all times to the lien of any mortgages now or hereafter placed on the land and buildings of which the Leased Premises form a part and also to all renewals, modifications, consolidations and replacements thereof. Although no instrument or act on the part of the Tenant shall be necessary to effectuate such subordination, the Tenant, nevertheless, covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. Tenant further acknowledges that the Landlord may be required by any mortgagee or proposed mortgagee to assign this Lease as additional security for any mortgage or proposed mortgages, and Tenant agrees that it will upon demand join with Landlord in the execution of any such assignment or agreement, which may be in form for recording, as any such mortgagee or proposed mortgagee may reasonably require. Tenant's failure to comply on demand with the provisions hereof shall constitute a default under this Lease. Tenant hereby appoints Landlord attorney-in-fact, irrevocably, to execute any such instruments for Tenant.

                                  XXXVI. WAIVER

      The waiver by Landlord of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of such term, covenant, or condition, or of any other term, covenant, or condition in this Lease. The acceptance of rent under this Lease by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease other than Tenant's breach in failing to pay the particular rent so accepted regardless of Landlord's knowledge of such additional preceding breach at the time of the acceptance of such rent.

                              XXXVII. MISCELLANEOUS

      A. Time is of the essence of this Lease and each and all of its provisions.

      B. All notices to be given to Tenant may be given in writing personally or by depositing such notices in the United States mail, certified mail, return receipt requested, postage prepaid, or by recognized overnight carrier, and addressed: if to Tenant, at Tenant's Address for Notices as set forth in Article IA6(b) or at such other place or places as Tenant may from time to time designate in writing; if to Landlord, at the Landlord's Address for Notices as set forth in Article IA6(a), or at such other place or places as Landlord may from time to time designate in writing.

      C. This Lease represents the entire agreement of the parties with respect to the parties' rights and duties under this Lease. Tenant acknowledges that neither Landlord nor any agent, servant, or representative of Landlord, or any person purporting to act on Landlord's behalf, has made any representation, warranty, or statement with respect to the amount of taxes that may or will be assessed against the Premises or about the cost of any insurance required to be secured by Tenant under this Lease or any other matter relating to this Lease that is not expressly covered in this Lease. With respect to such matters, Tenant is relying upon Tenant's own independent investigation and sources of information, and Tenant expressly waives any right Tenant might otherwise have under the law to rescind this Lease or to claim damages by reason of the fact that such taxes or assessments or costs of insurance may be in excess of any sum deemed reasonable by Tenant, or in excess of any amount Tenant anticipated paying under this Lease.

      D. This Lease contains all the agreements of the parties with respect to the subject matter and cannot be amended or modified except by a written agreement.

      E. The Definitions contained at the beginning of and in the text of this Lease shall be used to interpret this Lease.

      F. Landlord shall not become or be deemed a partner or a joint venturer with Tenant by reason of the provisions of this Lease.

      G. The table of contents and headings of the sections of this Lease are descriptive and for convenience only, are not a part of this Lease, and shall have no effect on the construction or interpretation of this Lease.

      H. All provisions, whether stated as covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

      I. The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect. In addition, the Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      J. In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the test of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

      K. Tenant shall not erect, make or maintain on or attach or affix to any part of the Premises or the Building in which the same is located, including the windows and doors of said Building, but excluding interior walls within and not visible outside of the Premises, any sign, fixture, other representation, advertisement, notice of any kind or any other matter which is visible from any location outside of such Building or the Premises, or visible from the lobby of such Building, without the express written consent of Landlord obtained in advance which shall not be unreasonably withheld, it being understood that in all cases Tenant's signage must conform with existing signage in both the North and South buildings. In the event that such restriction is violated, Landlord shall have the right to remove same on twenty-four (24) hours notice or to pursue any other remedy available to it at law or in equity, including but not by way of limitation, the right to declare a default under this Lease.

      L. Tenant agrees to pay for the cost of all telephone equipment and installation including telephone outlets throughout the Premises.

      M. Tenant covenants and agrees that no diminution of light, air, or view by any structure which may subsequently be erected, whether or not by Landlord, shall entitle Tenant to any reduction of rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

      N. Tenant shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises without the written consent of Landlord.

      O. Common facilities for purposes of this Lease shall mean the non-assigned parking areas, landscape, lobby, fire stairs, public hallways, public lavatories, and all other general building facilities that service all Building tenants; air conditioning room, fan room, janitor's closet, electrical closet, telephone closet, boiler room, flues stacks, pipe shafts and vertical ducts with their enclosing walls.

      P. The Landlord will not provide any janitorial service but will provide waste removal service by placing containers on the Premises for regular solid waste, cardboard, glass and aluminum. This will not include any waste removal for waste that requires special methods of disposal as prescribed by Federal, State or local authorities.

      Q. Tenant agrees not to conduct "Quitting Business", "Lost Our Lease", "Bankruptcy", or other such types of sales on the Premises without Landlord's written consent.

      R. Any lettering, "logo" or design or artwork placed upon the entrance doors to Tenant's Premises shall be subject to the reasonable approval of the Landlord. If such signage requires permits from local authorities, the cost of permits and approvals will be for the Tenant's account.

      S. Any reasonable rules and regulations with regard to the use and occupancy of the Premises and the Building of which they are a part by the Tenant as attached hereto or as adopted at any time during the term of this Lease and of which the Tenant is notified, shall in all things be observed and performed by the Tenant, its servants, agents, and invitees, provided that such rule shall not be inconsistent with the Tenant's rights or the Landlord's obligations as herein expressed.

      T. At least ninety (90) days before the last day of the Term, Tenant shall give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained in this Lease shall be construed as an extension of the Term or as consent of Landlord to any holding over by Tenant.

      U. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

      V. The provisions of this Lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, administrators, and executors, of the parties.

      W. This Lease shall be construed and interpreted in accordance with the laws of the State of New Jersey.

      X. Landlord covenants that if, and so long as, Tenant pays the Rent as herein provided, and performs the covenants hereof, Landlord shall do nothing to affect Tenant's right to peaceably and quietly have, hold and enjoy the Premises for the Term herein provided, subject to the provisions of this Lease.

      Y. The Tenant shall have access to the Premises twenty four (24) hours per day, seven (7) days per week.

      Z. It is specifically understood and agreed that in the event of a breach by Landlord of any of the terms, covenants or conditions of this Lease to be performed by Landlord, the monetary liability of Landlord in relation to any such breach shall be limited to the equity of Landlord in the Land and Building, including Landlord's interest in this Lease, Land and Building, moneys held by any trustee for the benefit of Landlord and any sums at the time due or to become due under this Lease. Tenant shall look only to Landlord's equity in the Land and Building for the performance and observance of the terms, covenants and conditions of this Lease to be performed or observed by Landlord and for the satisfaction of Tenant's remedies for the collection of any award, judgment or other judicial process requiring the payment of money by Landlord in the event of a default in the full and prompt payment and performance of any of Landlord's obligations hereunder. No property or assets of Landlord, other than Landlord's equity in the Land and Building, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies in any matter whatsoever arising out of or in any way connected with this Lease or any of its provisions, any negotiations in connection therewith, the relationship of Landlord and Tenant hereunder or the use and occupancy of the Land and Building; and in confirmation of the foregoing, if any such lien, levy, execution or other enforcement procedure so arising shall be on or in respect of any property or assets of Landlord, other than Landlord's equity in the Land and Building, Tenant shall promptly release any property or assets of Landlord, other than Landlord's equity in the Land and Building, from such lien, levy, execution or other enforcement procedure by executing and delivering, at Tenant's expense and without charge to Landlord, any instrument or instruments, in recordable form, to that effect prepared by Landlord (but any such instrument of release shall not release any such lien, levy, execution or other endorsement procedure on or in respect of Landlord's equity in the Land and Building).

      AA. WAIVER OF TRIAL BY JURY

      24.1 THE PARTIES HERETO WAIVE A TRIAL BY JURY (TO THE EXTENT PERMITTED BY
LAW) ON ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS UNDER OR IN ANY WAY CONNECTED WITH THIS LEASE OR ANY OF ITS PROVISIONS, ANY NEGOTIATIONS IN CONNECTION THEREWITH, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT'S USE OR OCCUPATION OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR ANY EMERGENCY OR OTHER STATUTORY REMEDY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS LEASE.

      BB. BROKERAGE

      Landlord and Tenant each warrant and represent to the other that, except for the Broker(s) identified in Article I.A(17), no broker or like agent represented the warranting and representing party in connection with the negotiation and execution of this Lease, and such party is not aware of any broker or like agent that could or may be entitled to make a claim for a commission in connection with the negotiation and execution of this Lease. Each party (the "breaching party") hereto agrees to indemnify, defend and hold the other party (the "non-breaching party") harmless with respect to any judgments, damages, legal fees, court costs and any and all liabilities of any nature whatsoever incurred by the non-breaching party arising from a breach of the applicable warranty and representation by the breaching party. The provisions of the foregoing representation and indemnity shall survive the expiration or termination of this Lease. Landlord agrees to pay the commission of the Broker(s) in accordance with a separate agreement.

      CC. SUITE 601

      Tenant presently occupies Suite 601 in Ibis Plaza North, pursuant to a Lease (the "601 Lease"), the term of which expires June 30, 2005. Landlord and Tenant agree that the Term of the 601 Lease shall expire on the earlier of December 31, 2005 and the date Tenant occupies the Premises for the conduct of its business, and, if Tenant continues to occupy Suite 601 after that date, Tenant shall be considered a holdover tenant pursuant to the provisions of the 601 Lease.

      DD. CERTIFICATE OF OCCUPANCY

      If Tenant is unable to obtain a certificate of occupancy for the Premises by reason of the actions of Landlord or by reason of a condition in the Building or on the Land, outside of the Premises, and such action or condition is not cured by Landlord within thirty (30) days after its receipt of notice of same from Tenant, Tenant may terminate this Lease by notice to Landlord given prior to Landlord's cure of the situation. In no event shall a condition of the Premises give Tenant a right of termination hereunder. If Tenant terminates the Lease hereunder, it shall have a period of thirty (30) days thereafter to exercise any renewal option which it may have under the 601 Lease, TIME BEING OF THE ESSENCE, notwithstanding any time limit for such exercise contained in the 601 Lease.

      The parties have executed this Agreement this 23 day of May, 2005

                                              IBIS PLAZA, LLC


/s/ ILLEGIBLE                                 /s/ ILLEGIBLE
--------------------------------              ----------------------------------
WITNESS                                       By:


                                              LASER ENERGETICS, INC.


/s/ Dewey D. Battis                           /s/ Robert D. Battis
--------------------------------              ----------------------------------
ATTEST, SECRETARY                             By:

A Corporate Resolution or other proper documentation authorizing the Tenant's leasing of the Premises and execution of this Agreement with its Addendums, if applicable, is attached hereto and made a part hereof as Exhibit "C".

                                   EXHIBIT "A"

                             Description of Premises

                      (Attach plan/description of Premises)

                                   EXHIBIT "B"

                           Tenant's Preliminary Plans

                                   EXHIBIT "C"

                             TENANT'S AUTHORIZATION


                                       24